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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported) -- October 2, 2003

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                            ZIMMER HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


            DELAWARE                  001-16407                13-4151777
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                          Identification No.)

      345 EAST MAIN STREET, WARSAW, INDIANA                        46580
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    (Address of principal executive offices)                    (Zip Code)

                                 (574) 267-6131
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              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Press Release of Zimmer Holdings, Inc., dated October 2, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Zimmer Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZIMMER HOLDINGS, INC.

                                  By: /s/ David C. Dvorak
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                                      David C. Dvorak
                                      Senior Vice President, Corporate
                                      Affairs, General Counsel and Secretary

Date: October 2, 2003

                                   EXHIBIT INDEX


  EXHIBIT
     NO.     DESCRIPTION
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   99.1      Press Release of Zimmer Holdings, Inc., dated October 2, 2003.